Exhibit 99.2


                                  CERTIFICATION




                       PURSUANT TO 18 U.S.C. SECTION 1350,
                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Lexent Inc. (the "Company") Quarterly Report on Form 10-Q for the period ending ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman Fornella, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    November 8, 2002                      By: /s/ Norman Fornella
         -------------------------                ----------------------------
                                                   Norman Fornella
                                                   Executive Vice President and
                                                   Chief Financial Officer